SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      December 20, 2000
                                                      -----------------


                             THESTREET.COM, INC.
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              (Exact Name of Registrant as Specified in Charter)

Delaware                          0-025779                   06-1515824
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(State or other Jurisdiction    (Commission                 (IRS Employer
of Incorporation)               File Number)                Identification No.)

14 Wall Street, 14th Floor, New York, New York               10005
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(Address of Principal Executive Office)                      (Zip Code)

Registrant's telephone number, including area code           (212) 321-5000

                                      None
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS

      On December 20, 2000, TheStreet.com, Inc., a Delaware corporation (the "Registrant"), completed its acquisition of substantially all of the assets and the assumption of certain of the liabilities of SmartPortfolio.Com, Inc., a privately held Delaware corporation.

      On December 21, the Registrant issued a press release announcing the acqusition. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

     99.1 Press release, dated December 21, 2000.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2001            THESTREET.COM, INC.
      ---------------
                                 By: /s/ THOMAS J. CLARKE
                                    --------------------------------------------
                                    Name:  Thomas J. Clarke
                                    Title: President and Chief Executive Officer


                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
99.1                Press Release, dated
                    December 21, 2000.
